UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2019

FlexShopper, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37945	20-5456087
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2700 North Military Trail, Ste. 200 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (855) 353-9289

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	FPAY	The Nasdaq Stock Market LLC
Warrants, each to purchase one share of Common Stock	FPAYW	The Nasdaq Stock Market LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2019, the stockholders of FlexShopper, Inc. (the “Company”) approved Amendment No. 1 to the Company’s 2018 Omnibus Equity Compensation Plan (the “2018 Omnibus Plan”) at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”). A description of the terms and conditions of Amendment No. 1 to the 2018 Omnibus Plan is set forth in the Company’s Proxy Statement for the Annual Meeting, as filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2019 (the “Proxy Statement”), under the heading “Proposal 3−Approval of Amendment No. 1 to FlexShopper, Inc. 2018 Omnibus Equity Compensation Plan,” which description is incorporated herein by reference.

This summary is qualified in its entirety by reference to the text of Amendment No. 1 to the 2018 Omnibus Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, are as follows:

Proposal 1 – Election of six directors nominated by the Board that have agreed to serve until the next annual meeting of stockholders and the election of their successors:

	For	Withheld	Broker Non-Votes
James D. Allen	12,002,046	19,558	4,287,091
Brad Bernstein	11,930,438	91,166	4,287,091
Howard S. Dvorkin	12,000,196	21,408	4,287,091
Sean Hinze	11,986,736	34,868	4,287,091
T. Scott King	11,985,528	36,076	4,287,091
Carl Pradelli	11,965,709	55,895	4,287,091

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on April 5, 2019, Daniel Ballen, who was nominated in the Proxy Statement for re-election to the Board, resigned prior to the Annual Meeting and his nomination for election to the Board at the Annual Meeting was withdrawn.

Proposal 2 – Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers in the year ended December 31, 2018:

For	Against	Abstain	Broker Non-Votes
11,876,958	143,936	710	4,287,091

Proposal 3 – Approval of Amendment No. 1 to the FlexShopper, Inc. 2018 Omnibus Equity Compensation Plan:

For	Against	Abstain	Broker Non-Votes
11,838,643	181,451	503,003	4,287,091

Proposal 4 – Ratification of the appointment of EisnerAmper LLP by the Audit Committee of the Board as the Company’s independent registered public accounting firm for 2019:

For	Against	Abstain
16,190,264	104,263	515,661

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to 2018 Omnibus Equity Compensation Plan (incorporated by reference to Appendix A of the Company’s definitive proxy statement for its 2019 Annual Meeting of Stockholders, filed March 25, 2019)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FlexShopper, Inc.
May 6, 2019
	By:	/s/ Brad Bernstein
Brad Bernstein, Chief Executive Officer

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